UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026

ENANTA PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35839	04-3205099
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Kingsbury Avenue
Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 607-0800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ENTA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2026, Enanta Pharmaceuticals, Inc. (the “Company”) and Jay R. Luly, Ph.D., age 70, announced Dr. Luly’s intention to retire as President and Chief Executive Officer by February 1, 2027, following 23 years of leadership with the Company. The Company expects to enter into an agreement with Dr. Luly for his continued service as a strategic advisor for the remainder of 2027. The Board of Directors (the “Board”) of the Company has initiated a comprehensive search for Dr. Luly’s successor, considering both internal and external candidates.

In addition, on October 28, 2026, the Board appointed Tara L. Kieffer, Ph.D., to the newly created role of Chief Operating Officer. Biographical and other information regarding Dr. Kieffer, age 48, is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on January 26, 2026, under the section “Executive Officers,” and such biographical information is incorporated herein by reference. Dr. Kieffer has not entered into any material plan, contract, arrangement or amendment in connection with this appointment. There is no family relationship between Dr. Kieffer and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer and Dr. Kieffer does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On October 28, 2026, the Company issued a press release announcing the planned retirement of Jay R. Luly, Ph.D., the Company’s longstanding President and CEO. The Company also announced the appointment of Tara L. Kieffer, Ph.D., to the newly created role of Chief Operating Officer. Dr. Kieffer joined Enanta in 2020, most recently serving as the Company’s Chief Product Strategy Officer. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by this reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press release dated October 28, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENANTA PHARMACEUTICALS, INC.

Date: October 28, 2026	By:	/s/ Jay R. Luly, Ph.D.
Jay R. Luly, Ph.D. President and Chief Executive Officer